UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2022

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD., SUITE 250
FOSTER CITY, california 94404
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2022, Aleksandra Rizo, M.D., Ph.D., notified Geron Corporation (the “Company” or “Geron”) of her decision to resign from her position as Executive Vice President and Chief Medical Officer of the Company, with her last day of employment being July 8, 2022 (the “Resignation Date”). Dr. Rizo resigned in order to accept a leadership position with a privately-held discovery and preclinical-stage platform biotechnology company; not because of her assessment of any clinical data related to the ongoing Phase 3 clinical trials or any disagreement relating to the Company’s management, board of directors, operations, financial statements, internal controls, policies or practices. Accordingly, Dr. Rizo will continue as a consultant to the Company as Senior Medical and Regulatory Advisor to the Company’s development and regulatory teams and will assist in the assessment of data for top-line results from the ongoing IMerge Phase 3 trial in lower risk myelodysplastic syndromes (“MDS”) and, assuming supportive top-line results, through the planned FDA New Drug Application submission and acceptance process for imetelstat in lower risk MDS.

Effective as of July 9, 2022, Faye Feller, M.D., will assume the duties and responsibilities of Executive Vice President and Chief Medical Officer of the Company. Dr. Feller, age 40, joined Geron in 2019 as Vice President, Clinical Development and has provided hematology-oncology medical expertise to the clinical science and operations teams in the execution and monitoring of clinical trials. In addition, she has served as the primary medical point of contact between Geron and other medically qualified healthcare professionals, including clinical investigators, prescribers, medical professionals at payer organizations and regulatory authorities. Prior to Geron, Dr. Feller was Senior Director at Janssen Research and Development, LLC (“Janssen”) and both a Compound Lead and Study Responsible Physician for multiple clinical trials of early and late-stage development assets at Janssen, including the IMbark Phase 2 clinical trial of imetelstat where she was responsible for protocol writing, regulatory interactions, medical monitoring, study results interpretation and preparation of abstracts and final study reports. Prior to Janssen, Dr. Feller was an attending physician and instructor in the leukemia department of Memorial Sloan Kettering Cancer Center in New York. Dr. Feller holds a B.A. from New York University and an M.D. from Mount Sinai School of Medicine. She completed her residency in internal medicine at Mount Sinai Hospital and her fellowship in medical oncology at Memorial Sloan Kettering Cancer Center.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: June 15, 2022	By:	/s/ Stephen Rosenfield
		Name:	Stephen N. Rosenfield
		Title:	Executive Vice President,
Chief Legal Officer and
Corporate Secretary